Investment Portfolio
Public 72%
Private 28%
Bonds $10,699
75%
Policy Loans $2,490
18%
Cash & Short-Term $312 2%
Venture Capital $202 1%
Stock $166 1%
Mortgages & Real Estate $12 0%
Other Invested Assets $475 3%
Invested Assets:  $14.4 Billion
$ in millions
Market value as of  September 30, 2008
Exhibit 99.2

Financial Sector Holdings
40.2% 0.4% 51.6 64.2 Consumer Finance
53.5% 11.1% $1,590.9 $1,845.5 Total
- - 4.3 4.2 Project Finance
54.5% 1.5% 216.9 240.1 REITS
52.9% 0.6% 88.4 93.0 Leasing/Rental
60.9% 2.4% 344.7 385.6 Insurance
33.2% 1.9% 272.4 322.6 Diversified Financial
45.5% 0.6% 83.6 98.2 Commercial Finance
58.9% 1.0% 146.8 158.5 Broker-Dealer
63.1% 2.7% $382.2 $479.1 Bank
Book
Value
Market
Value
% General
Account
% in Closed
Block Sector
As of September 30, 2008
Percentages based on market value
$ in millions

CMBS Holdings
> $1.372 billion in book value
> 80% AAA and only 1% BBB or below
> 85% 2005 and prior origination
> No CMBX exposure
> 5% in CMBS CDO
$ in millions
As of September 30, 2008
$0
$200
$400
$600
$800
$1,000
$1,200
2007 2006 2005 2004 and Prior
AAA AA A BBB Below BBB
$79.5
$123.8
$93.8
$1,075.1
AAA $58.2 $93.4 $77.9 $872.3 $1,101.8
AA 14.8 19.3 11.8 126.8 172.7
A 6.5 11.1 0.0 69.8 87.5
BBB 0.0 0.0 4.1 6.2 10.3
Below BBB 0.0 0.0 0.0 0.0 0.0
Total $79.5 $123.8 $93.8 $1,075.1 $1,372.2
2007 2006 2005 2004 and Prior Total

CMBS by Year of Origination
Year of Issue
5.2%
-
3.9%
8.1%
4.9%
2007
8.1%
-
10.0%
10.8%
7.5%
2006
5.9%
32.5%
-
6.5%
6.1%
2005
80.8%
67.5%
86.1%
74.6%
81.5%
2004
& Prior
70.2% 9.0% $1,285.3 $1,372.2 Total
- 0.1% 7.9 10.3 BBB
52.0% 0.5% 74.5 87.4 A
61.3% 1.1% 151.7 172.8 AA
73.3% 7.3% $1,051.2 $1,101.7 AAA
% in Closed
Block
% General
Account
Market
Value
Book
Value Rating
As of September 30, 2008
Percentages based on market value
$ in millions

CMBS Portfolio
As of September 30, 2008
Sources: Barclays CMBS Index, Trepp
Weighted average credit enhancement 27% 25%
Weighted average credit enhancement
(U.S. Treasury defeasance adjusted) 36% 28%
Interest Only (I/O) loans 29% 65%
Weighted average coupon 6.89 5.93
Weighted average LTV 68.8% 68.5%
Weighted average DSC 1.81x 1.53x
Weighted average loan age 81 months 40 months
Phoenix Market

Residential MBS by Rating
As of September 30, 2008
Percentages based on market value
$ in millions
0.5%
0.8%
3.0%
0.2%
-
BB &
Below
53.1%
5.0%
34.7%
39.6%
76.6%
% in
Closed
Block
1.5% 0.5% 3.7% 93.8% 12.8% $1,839.9 $2,043.7 Total
4.7% 1.3% 6.4% 86.8% 1.4% 201.9 247.9 Subprime
1.3% 2.6% 12.9% 80.2% 1.6% 231.5 302.0 Alt-A
3.0% - 4.9% 91.9% 3.6% 513.4 594.7 Prime
- - - 100.0% 6.2% $893.1 $899.1 Agency
BBB A AA AAA
%
General
Account
Market
Value
Book
Value Rating

Non-Agency Prime RMBS Holdings
> $594.7 million book value
> 91% AAA rated
> 83% 2005 and prior origination
> 88% fixed rate
> 82% 2006-2007 originations are
super senior classes
$ in millions
As of September 30, 2008
$0
$50
$100
$150
$200
$250
$300
$350
$400
2007 2006 2005 2004 and Prior
AAA AA A BBB Below BBB
$17.6
$86.2
$112.2
2007 2006 2005 2004 and Prior Total
AAA $17.6 $86.2 $106.1 $331.7 $541.6
AA 0.0 0.0 0.8 31.4 32.2
A 0.0 0.0 4.2 15.5 19.8
BBB 0.0 0.0 0.0 0.0 0.0
Below BBB 0.0 0.0 1.1 0.0 1.1
Total $17.6 $86.2 $112.2 $378.6 $594.7
$378.6

Non-Agency Prime RMBS Holdings
As of September 30, 2008
Source: JP Morgan MBS Research – November 2008
Phoenix Market
Weighted average credit enhancement 9.05% 4.50%
Weighted average 60+ day delinquent loan 1.76% 2.59%
Phoenix prime portfolio loss coverage: using 25% loss severity 20.6x 6.9x

AAA $12.3 $92.5 $72.8 $62.5 $240.1
AA 0.0 0.0 0.0 43.6 43.6
A 0.0 0.0 2.7 5.7 8.4
BBB 0.0 0.0 3.0 0.0 3.0
Below BBB 0.0 7.0 0.0 0.0 7.0
Total $12.3 $99.5 $78.5 $111.8 $302.1
Non-Agency Alt-A RMBS Holdings
> $302 million book value
> 94% AAA or AA rated
> 63% 2005 and prior originations
> Below AAA ratings are concentrated
in 2004 and prior vintages
$0
$20
$40
$60
$80
$100
$120
2007 2006 2005 2004 and Prior
AAA AA A BBB Below BBB
$ in millions
As of September 30, 2008
$12.3
$99.5
$78.5
$111.6
2007 2006 2005 2004 and Prior Total

Residential MBS ALT-A Collateral
As of September 30, 2008
Percentages based on market value
$ in millions
- - - 100.0% - - 7.0 7.0 BB & Below
Year of Issue
8.5% 27.1% 25.9% 34.4% 4.1% 1.6% $231.5 $302.0 Total
- - 100.0% - - - 3.0 3.0 BBB
53.2% 12.0% 34.8% - - 0.1% 5.9 8.3 A
47.5% 52.5% - - - 0.2% 29.9 43.6 AA
1.3% 25.0% 29.6% 39.0% 5.1% 1.3% $185.7 $240.1 AAA
2003 &
Prior 2004 2005 2006 2007
% General
Account
Market
Value
Book
Value Rating

Non-Agency Alt-A RMBS Holdings
> 97% fixed versus 30% market
> 1% in option ARM exposure
As of September 30, 2008
Sources: JP Morgan MBS Research – November 2008
Merrill Lynch Loan Performance – October 2008
Option ARM 1% 32%
Alt-A ARM 2% 38%
Alt-A Fixed 97% 30%
60+ Delinquent 10% 16.6%
Phoenix Alt-A Market

Residential MBS Subprime Collateral
As of September 30, 2008
Percentages based on market value
$ in millions
- - 29.2% 70.8% - - 1.6 2.4 BB & Below
Year of Issue
8.5% 22.6% 29.8% 17.0% 22.1% 1.4% $201.9 $247.9 Total
7.0% 43.4% 9.3% 40.3% - 0.1% 9.6 21.2 BBB
- - - 100.0% - - 2.7 6.3 A
46.4% - 1.0% - 52.6% 0.1% 12.8 19.8 AA
6.1% 23.7% 33.5% 15.1% 21.6% 1.2% $175.2 $198.2 AAA
2003 &
Prior 2004 2005 2006 2007
% General
Account
Market
Value
Book
Value Rating

AAA $44.1 $31.2 $65.0 $57.9 $198.2
AA 11.1 0.0 0.2 8.5 19.8
A 0.0 6.2 0.0 0.0 6.2
BBB 0.0 9.0 4.0 8.2 21.2
Below BBB 0.0 2.5 0.0 0.0 2.5
Total $55.2 $48.9 $69.2 $74.6 $247.9
Non-Agency Subprime
RMBS Holdings
> $247.9 million book value
> 88% rated AAA or AA
> 81% fixed rate vs. 24.2% for
ABX index
> Phoenix 60+ day delinquent
16.3% vs. 38.9% for the ABX index
$0
$10
$20
$30
$40
$50
$60
$70
$80
2007 2006 2005 2004 and Prior
AAA AA A BBB Below BBB
$ in millions
As of September 30, 2008
1 ABX=2007-2, 2007-1, 2006-2 and 2006-1 subprime Index
$55.2
$48.9
$69.2
$74.6
2007 2006 2005 2004 and Prior Total
1

Non-Agency Subprime
RMBS Holdings
> Phoenix fixed rate loan
60+ day delinquent equals 10.5%
> Phoenix weighted average credit
enhancement 38.7%
> 81% of Phoenix subprime
mortgages collateralized by
fixed rate loans
60+ Day Delinquent Fixed Rate vs. ARM
Loan Performance
Source: JP Morgan HEL ABS Performance – November 2008
12.0%
10.5%
35.6%
31.0%
Market ARM Phoenix ARM Market Fixed Phoenix Fixed

CDO Holdings
As of September 30, 2008
Percentages based on market value
$ in millions
11.3%
100.0%
-
-
-
13.7%
BB &
Below
41.3%
-
55.3%
100.0%
51.1%
36.9%
% in Closed
Block
15.7% 22.8% 34.9% 26.6% 0.3% 50.2 72.9 CMBS
36.6% 28.7% 19.5% 3.9% 2.3% $340.7 $389.6 Total
- - - - - 4.6 4.6 RMBS
- - 100.0% - - 3.7 3.9 High-Yield Debt
10.2% 3.9% 85.9% - 0.3% 36.4 36.5 Inv Grade Debt
46.1% 34.5% 5.7% - 1.7% $245.8 $271.7 Bank Loans
BBB A AA AAA
% General
Account
Market
Value
Book
Value Collateral
-
-
BB &
Below
-
-
% in Closed
Block
100.0% - - - 0.1% $8.1 $16.9 Total
100.0% - - - 0.1% $8.1 $16.9 Bank Loans
BBB A AA AAA
% General
Account
Market
Value
Book
Value Collateral